                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               November 12, 1999
                                Date of Report
                       (Date of Earliest Event Reported)

                          NEXTPATH TECHNOLOGIES, INC.
            (Exact Name of Registrant as Specified in its Charter)

                           114 South Churton Street
                                   Suite 101
                           Hillsborough, N.C. 27278
                   (Address of principal executive offices)

                                 919/644-0600
                              919/644-1115 (fax)
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
        (Former name and former address, if changed since last report)


Nevada                             000-26425                 84-1402416
(State or other                  (Commission                 (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


     NextPath Technologies, Inc. (the "Company') hereby amends Item 1 of its Current Report on Form 8-K dated November 12, 1999 to read in its entirety as follows:

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     (a) Pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of November 11, 1999 between Epilogue Corporation, a Delaware corporation ("Epilogue"), and NextPath Technologies, Inc., a Nevada corporation ("NextPath" or the "Company"), all the outstanding shares of common stock of Epilogue were exchanged for 150,000 shares of common stock of NextPath in a transaction in which NextPath was the surviving company.

     The Merger Agreement was adopted by the unanimous consent of the Board of Directors of Epilogue and approved by the unanimous consent of the shareholders of Epilogue on November 11, 1999. The Merger Agreement was adopted by the unanimous consent of the Board of Directors of NextPath on November 11, 1999.

     Prior to the merger, Epilogue had 5,000,000 shares of common stock outstanding which shares were exchanged for 150,000 shares of common stock of NextPath. By virtue of the merger, NextPath acquired 100% of the issued and outstanding common stock of Epilogue.

     The officers of NextPath will continue as officers of the successor issuer. See "Management" below. The officers, directors, and by-laws of NextPath will continue without change as the officers, directors, and by-laws of the successor issuer.

     A copy of the Merger Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

     (b) The following table contains information regarding the shareholdings of NextPath's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of the warrants held by each such person or entity):

                                   Amount of Common    Percent of
                                   Stock Beneficially  Common Stock
Name                               Owned               Beneficially Owned (1)
---------------------------------  ------------------  -----------------------
James R. Ladd                           2,613,000               7%
President, Chief Executive
Officer, Treasurer and Director

David A. Nuttle                           500,000(2)            1.7%
Director

Frederic F. Wolfer, Jr.                   100,000               *
Vice President and Secretary

Douglas A. McClain                      1,583,000               5.3%
Director

W.O.W. Consulting Group (3)             4,492,192               15%

All directors and                       4,796,000               16%
executive officers as
a group (4 persons)

*  Less than 1% percent

------------------------------------
(1) Based upon 29,972,031 outstanding shares of common stock (subsequent to the effectiveness of the merger).

(2) The 500,000 shares are owned by Needful Provisions, Inc., a non-profit organization, of which Mr. Nuttle is the owner and deemed to be the beneficial owner of the shares owned by it.

(3)  Not affiliated with any officer or director of NextPath.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


                              NEXTPATH TECHNOLOGIES, INC.


                              By /s/ JAMES K. LADD
                                 ---------------------------------------------
                                 President, Chief Executive Officer

Date:  December 28, 1999